SPECIAL POWER OF ATTORNEY

I, Stephen K. Krull, of 2211 Old Earhart Rd, Suite 100, city of Ann Arbor, County of Washtenaw, State of Michigan, hereby appoint Jennifer W. Pileggi and Gary S. Cullen,individually, as my attorney-in-fact to act in my name, place and stead to do any and all of the following regarding my holding of or transactions in securities of Con-way Inc., a Delaware corporation
(the "Company"):

a) To prepare, based upon information provided by me, any or all of the below listed forms:

        Form 3, Initial Statement of Beneficial Ownership of Securities; Form 4, Statement of Changes in Beneficial Ownership;
        Form 5, Annual Statement of Changes in Beneficial Ownership; or Form 144, Notice of Proposed Sale of Securities.

b)  To execute any or all Forms 3, 4, 5 on my behalf.

c) To file Forms 3, 4, 5 or 144 with the Securities and Exchange Commission, the New York Stock Exchange and the Company, in a timely manner and following proper filing procedures.

d) To take such other actions as necessary or desirable to effectuate the foregoing.

The rights, powers and authority of my attorney-in-fact to exercise any and all of the rights and powers herein granted shall commence and be in full force and effect beginning on the date of execution of this Special Power of Attorney and shall remain in full force and effect until the earlier to occur of the following: (1) such time as I revoke this Special Power of Attorney; (2) such time as I am no longer a "reporting person" with respect to Company securities under Section 16 of the Securities Exchange Act of 1934; or (3) as to each of the above-named attorney-in-fact, such time as such attorney-in-fact ceases to serve as an officer of the Company.


Date: April 25 2011                               /s/Stephen K. Krull
      _____________                              ____________________


State of California
County of San Mateo

On April 25, 2011, before me, Michele L. Reed, Notary Public personally appeared Stephen K. Krull, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by in her/his signature on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct.

WITNESS my hand and official seal.


/s/ Michele L. Reed
____________________                            [OFFICIAL SEAL]
Michele L. Reed
power.aty